UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                     November 16, 2005 (November 16, 2005)


                               THE STANLEY WORKS
             (Exact Name of Registrant as Specified in its Charter)


     Connecticut                    1-5244                     06-0548860
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 (State of Incorporation)     (Commission File No.)          (IRS Employer
                                                            Identification No.)

                               1000 Stanley Drive
                         New Britain, Connecticut 06053
                    (Address of Principal Executive Offices)


                 Registrant's telephone number: (860) 225-5111
                                ---------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

         On November 16, 2005, The Stanley Works issued a press release announcing that it has priced an offering of $450 million of Enhanced Trust Preferred Securities through its wholly-owned trust subsidiary, The Stanley Works Capital Trust I.

         A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits

         Exhibit No.             Description
         -----------             -----------

         Exhibit 99.1            Press Release, dated November 16, 2005

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2005
                                              The Stanley Works


                                              By: /s/ BRUCE H. BEATT
                                                  --------------------------
                                              Bruce H. Beatt
                                              Vice President, General Counsel
                                              and Secretary

                                 EXHIBIT INDEX

   Exhibit No.            Description
   -----------            -----------

     99.1                 Press Release, dated November 16, 2005